UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 1, 2012

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael Doyle Resignation

Effective August 1, 2012, Michael Doyle resigned for personal reasons, effective immediately, as a director of WPCS International Incorporated (the “Company”).  In submitting his resignation, Mr. Doyle did not express any disagreement with the Company on any matter relating to the registrant’s operations, policies or practices.

Kevin Coyle Appointment

Effective August 1, 2012, the Company, based on the recommendation of the Nomination Committee of the Board of Directors (the “Board”), appointed Kevin P. Coyle to the Board as an independent director. Mr. Coyle has been named to serve on the Board’s Audit Committee and has been elected Chairman of the Audit Committee.

Since November 2009, Mr. Coyle has been the Principal of KPC Consulting, his personal consulting company.  Between February 2011 and July 2011, Mr. Coyle served as a Senior Vice President for Business Development at Comcast Communications, Inc. in Philadelphia, Pennsylvania.  Between 2005 and September 2009, Mr. Coyle served as the Chief Executive Officer of Ygnition Networks, Inc., a Seattle, Washington-based communications service provider.  Previously, Mr. Coyle served as Chief Executive Officer of Digital Media Holdings in Denver, Colorado (2002 – 2003), Chief Financial Officer of OneSecure, Inc. in Denver, Colorado and San Jose, California (2000 – 2002) and Group Vice President and Chief Financial Officer of Jones Intercable, Inc. in Denver, Colorado (1990 – 1999).  He holds a B.S. degree in finance from Villanova University in Villanova, Pennsylvania and an M.B.A. degree from Drexel University in Philadelphia, Pennsylvania.

There is no understanding or arrangement between Mr. Coyle and any other person pursuant to which Mr. Coyle was selected as a director.  Mr. Coyle does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

ITEM 7.01	Regulation FD Disclosure.

On August 1, 2012, the Company issued a press release relating to the appointment of Mr. Kevin Coyle, as discussed in Item 5.02 above. A copy of the press release that discusses this matter is filed as Exhibit 99.02 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.02, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.02, the Company makes no admission as to the materiality of any such information that it is furnishing.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.01	Letter of Resignation from Michael Doyle.

99.02	Press Release, issued by WPCS International Incorporated on August 1, 2012.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: August 1, 2012	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer

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